The information in this document does not include our Australian operations, which are immaterial. Exhibit 99.1 Portfolio Supplement Q4 2015 (Revised Presentation) NYSE: MTG

Summary of Loan Modification and HARP Activity Risk in Force Total Primary Book HARP/RTM: 13% HAMP: 7% Other Mods: 4% % Current at 12/31/2015 (# of loans) HARP/RTM HAMP Other Mod 97.7% 77.0% 71.4% Risk in Force Flow Primary Book Risk in Force 2007 Flow Primary Book HARP/RTM: 13% HAMP: 5% Other Mods: 2% HARP/ RTM: 40% HAMP: 19% Other Mods: 8% % Current at 12/31/2015 (# of loans) HARP/RTM HAMP Other Mod 97.7% 76.8% 73.4% % Current at 12/31/2015 (# of loans) HARP/RTM HAMP Other Mod 97.2% 76.0% 73.4% 2

Primary Risk in Force December 31, 0% 50% 100% 2015 2014 1.5% 1.8% 4.5% 4.6% 29.8% 30.4% 48.0% 44.5% 16.2% 18.7% Note: Charts may not add to 100% due to rounding. 3 Total 80 and < 80.01-85 85.01-90 90.01-95 95.01-100 0% 50% 100% 2015 2014 3.8% 3.7% 29.8% 30.4% 50.1% 46.9% 16.2% 19.0% Flow Original LTV

Primary Risk in Force December 31, 0% 50% 100% 2015 2014 13.2% 15.2% 15.8% 16.0% 23.8% 23.2% 47.2% 45.6% Note: Charts may not add to 100% due to rounding. 4 Total 659 and < 660 - 699 700 - 739 740 and > 0% 50% 100% 2015 2014 9.7% 11.1% 15.7% 16.0% 24.8% 24.3% 49.8% 48.6% Flow Original FICO Refer to pages 13 and 14 of this supplement for Original FICO by Origination Year information. The percentage of primary risk in force previously displayed in the "Not Reported" category is now included in the "659 and <" Original FICO category. "Not Reported" is less than 1% for Total and Flow in both periods presented.

Primary Risk in Force December 31, 0% 50% 100% 2015 2014 7.0% 7.9% 33.9% 35.3% 30.7% 29.9% 26.1% 22.6% 2.3% Note: Charts may not add to 100% due to rounding. 5 Total 100k and < 101 - 200k 201 - 300k 301k - Conf Conf - 500k 500k and > 0% 50% 100% 2015 2014 6.6% 7.5% 34.0% 35.6% 31.2% 30.5% 26.7% 23.2% Flow Loan Amount 1.2% 2.0% 1.6% 1.7%

Primary Risk in Force December 31, 0% 50% 100% 2015 2014 95.0% 93.8% 2.0% 2.3% Note: Charts may not add to 100% due to rounding. FRM includes ARMs with initial reset periods of greater than 5 years, ARM I/O includes all ARMs regardless of reset period. 6 Total FRM FRM I/O ARM I/O* Option ARM* ARM* 0% 50% 100% 2015 2014 96.8% 95.9% 1.6% 1.9% Flow Loan Type *ARM I/O, Option ARM, and ARM are each individually less than 2% for Total and Flow in both periods presented.

Primary Risk in Force December 31, 0% 50% 100% 2015 2014 79.2% 76.8% 14.5% 15.4% 6.4% 7.8% Note: Charts may not add to 100% due to rounding. 7 Total Purchase Refinance Refinance Equity 0% 50% 100% 2015 2014 82.1% 80.2% 14.9% 16.1% 2.9% 3.7% Flow Loan Purpose

Primary Risk in Force December 31, 0% 50% 100% 2015 2014 87.4% 87.0% 11.9% 12.3% Note: Charts may not add to 100% due to rounding. 8 Total Single Family Detached Condo/Townhouse/Other Attached Coop/Other (1% or less) 0% 50% 100% 2015 2014 87.3% 87.0% 12.0% 12.3% Flow Property Type

Primary Risk in Force December 31, 0% 50% 100% 2015 2014 96.8% 96.4% 2.2% 2.3% Note: Charts may not add to 100% due to rounding. 9 Total Owner 2nd Home Investor (2% or less) 0% 50% 100% 2015 2014 96.9% 96.6% 2.2% 2.3% Flow Occupancy

Primary Risk in Force December 31, 0% 50% 100% 2015 2014 96.1% 95.2% 3.1% 3.8% 10 Total Full Stated No Doc (1% or less) 0% 50% 100% 2015 2014 97.9% 97.3% 1.5% 1.9% Flow Documentation Note: Charts may not add to 100% due to rounding. In accordance with industry practice, loans approved by GSE and other automated underwriting (AU) systems under "doc waiver" programs that do not require verification of borrower income are classified by MGIC as "full doc." Based in part on information provide by the GSEs, MGIC estimates full doc loans of this type were approximately 4% of 2007 NIW. Information for other periods is not available. MGIC understands these AU systems grant such doc waivers for loans they judge to have higher credit quality. MGIC also understands that the GSEs terminated their "doc waiver" programs in the second half of 2008.

Primary Risk in Force December 31, Note: Charts may not add to 100% due to rounding. Year of origination as displayed is determined by the calendar date the insurance was effective. 12/31/2014 12/31/2015 (% labeled) Total 25% 20% 15% 10% 5% 0% 20 15 20 14 20 13 20 12 20 11 20 10 20 09 20 08 20 07 20 06 20 05 20 04 an d Pr io r Year of Origination 22.2% 16.1% 11.2% 7.3% 2.6% 1.7% 1.7% 7.2% 14.0% 6.8% 4.3% 4.9% 11 12/31/2014 12/31/2015 (% labeled) Flow 25% 20% 15% 10% 5% 0% 20 15 20 14 20 13 20 12 20 11 20 10 20 09 20 08 20 07 20 06 20 05 20 04 an d Pr io r Year of Origination 23.8% 17.3% 12.0% 7.8% 2.7% 1.8% 1.8% 7.6% 13.4% 5.2% 3.3% 3.3%

Primary Risk in Force December 31, 2015 Total 8% 6% 4% 2% 0% % R IF CA FL TX PA OH IL MI NY GA WA 7.8% 6.3% 6.3% 5.2% 4.8% 4.1% 3.7% 3.4% 3.3% 3.3% Flow 8% 6% 4% 2% 0% % R IF CA TX FL PA OH IL MI WA GA WI 7.4% 6.3% 5.8% 5.3% 4.9% 4.1% 3.8% 3.3% 3.3% 3.3% 12

Primary Risk in Force December 31, 2015 TOTAL: ORIGINATION YEAR 2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 & Prior Original risk written (billions) $10.4 $8.7 $7.4 $6.1 $3.5 $3.1 $4.0 $10.7 $20.1 $16.1 $16.8 $181.5 % of original risk remaining 97.6 83.8 68.5 54.1 32.7 24.7 19.4 30.6 31.7 19.2 11.7 1.2 Weighted average FICO (1) 743 742 751 757 755 754 749 722 692 672 668 655 740 and > (%) 57.1 55.4 63.8 70.6 68.9 67.1 61.1 40.1 26.2 20.3 19.1 13.1 700 - 739 (%) 25.6 26.3 24.8 22.3 23.4 24.7 29.3 28.4 22.0 18.5 18.8 15.8 660 - 699 (%) 13.7 14.5 10.4 7.0 7.6 8.2 8.8 20.9 22.9 20.8 22.1 22.7 659 and < (%) 3.6 3.7 1.1 0.1 0.1 0.1 0.9 10.6 28.9 40.4 40.0 48.4 Weighted average LTV (1) 92.5 92.7 92.8 92.6 92.5 92.2 91.5 93.5 95.4 93.7 93.1 90.8 85 and < (%) 5.5 4.7 4.1 3.3 2.4 0.5 3.9 3.3 3.8 11.2 12.2 23.0 85.01 - 90.00 (%) 31.1 28.8 28.7 33.0 37.4 44.7 51.2 35.0 22.9 26.5 28.9 27.0 90.01 - 95.00 (%) 58.6 64.9 60.6 58.9 57.0 53.7 43.4 38.7 25.4 23.3 26.0 25.8 95.01 and > (%) 4.9 1.7 6.6 4.8 3.3 1.2 1.5 23.0 48.0 39.1 32.9 24.2 Single premium (%) 19.6 16.7 11.7 12.9 9.9 5.0 10.1 22.4 16.6 10.6 9.2 5.1 Investor (%) 0.1 — — — — — — 1.6 2.0 2.8 3.8 5.9 DTI > 50% (%) 0.7 0.6 0.1 — — — 0.6 22.4 29.5 21.2 17.8 16.8 Full documentation (%) 100.0 100.0 100.0 100.0 100.0 100.0 100.0 98.3 90.5 83.0 86.2 86.2 Cashout refinances (%) 0.1 0.8 0.4 0.1 0.1 — 1.2 6.5 11.5 23.5 25.5 27.4 HARP (%) — — — — 0.1 0.1 24.2 51.1 36.9 26.9 23.7 14.2 Delinquency statistics: Risk in force delinquent (%) 0.1 0.5 0.6 0.6 0.9 1.6 2.7 8.0 14.9 18.9 19.1 20.0 Delinquency rate (based on loan count) (%) 0.1 0.5 0.6 0.6 1.0 1.7 2.5 7.3 13.2 15.5 15.8 17.4 # of new notices received in quarter 226 532 342 215 123 103 183 1,658 5,677 3,161 2,072 4,167 New notices previously delinquent (%) 4.9 27.1 36.5 43.7 60.2 60.2 61.2 79.6 87.3 88.5 88.0 94.2 Loans remaining never reported delinquent (%) 99.8 99.1 98.8 98.5 97.4 95.5 92.3 72.9 55.3 50.7 49.7 42.0 Ever to date claims paid (millions) $— $0.4 $1.2 $3.4 $5.7 $12.3 $51.6 $999.2 $4,684.8 $3,593.5 $2,486.4 N.M. 13 Year of origination as displayed is determined by the calendar date the insurance was effective. Percentages based on remaining risk in force, including the percentage of risk in force delinquent. Other delinquency statistics are based on the number of remaining loans. (1) At time of origination

Primary Risk in Force December 31, 2015 FLOW: ORIGINATION YEAR 2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 & Prior Original risk written (billions) $10.4 $8.7 $7.4 $6.1 $3.5 $3.1 $4.0 $10.5 $18.1 $10.1 $10.2 $152.4 % of original risk remaining 97.7 83.8 68.5 54.1 32.8 24.9 19.3 30.9 31.5 21.9 13.8 0.9 Weighted average FICO (1) 743 742 751 757 755 754 749 722 694 688 684 668 740 and > (%) 57.1 55.4 63.8 70.6 68.9 67.1 61.1 39.9 26.2 25.7 25.2 17.8 700 - 739 (%) 25.6 26.3 24.8 22.3 23.4 24.7 29.3 28.4 22.6 22.6 23.3 20.0 660 - 699 (%) 13.7 14.5 10.4 7.0 7.6 8.2 8.8 21.1 23.8 23.3 24.2 25.8 659 and < (%) 3.6 3.7 1.1 0.1 0.1 0.1 0.9 10.6 27.4 28.6 27.4 36.4 Weighted average LTV (1) 92.5 92.7 92.8 92.6 92.5 92.2 91.5 93.5 95.7 95.5 95.3 94.7 85 and < (%) 5.5 4.7 4.1 3.3 2.4 0.5 3.9 3.3 2.3 2.2 2.0 3.2 85.01 - 90.00 (%) 31.1 28.8 28.7 33.0 37.4 44.7 51.2 35.1 22.8 24.8 25.1 24.7 90.01 - 95.00 (%) 58.6 64.9 60.6 58.9 57.0 53.7 43.4 39.0 25.7 24.8 29.5 35.1 95.01 and > (%) 4.9 1.7 6.6 4.8 3.3 1.2 1.5 22.5 49.3 48.2 43.4 37.0 Single premium (%) 19.6 16.7 11.7 12.9 9.9 5.0 10.1 22.6 13.9 13.7 12.8 8.0 Investor (%) 0.1 — — — — — — 1.6 2.1 2.5 3.7 5.9 DTI > 50% (%) 0.7 0.6 0.1 — — — 0.6 22.5 31.3 25.5 21.3 17.7 Full documentation (%) 100.0 100.0 100.0 100.0 100.0 100.0 100.0 98.3 92.4 90.8 92.6 92.8 Cashout refinances (%) 0.1 0.8 0.4 0.1 0.1 — 1.2 6.5 8.6 9.9 9.4 6.9 HARP (%) — — — — 0.1 0.1 24.2 51.5 40.4 37.3 32.8 22.4 Delinquency statistics: Risk in force delinquent (%) 0.1 0.5 0.6 0.6 0.9 1.6 2.7 8.0 14.1 14.5 14.2 18.3 Delinquency rate (based on loan count) (%) 0.1 0.5 0.6 0.6 1.0 1.7 2.5 7.4 12.8 12.9 12.8 15.6 # of new notices received in quarter 226 532 342 215 123 103 183 1,656 5,146 2,386 1,485 2,330 New notices previously delinquent (%) 4.9 27.1 36.5 43.7 60.2 60.2 61.2 79.6 86.7 86.6 85.9 94.1 Loans remaining never reported delinquent (%) 99.8 99.1 98.8 98.5 97.4 95.5 92.3 72.8 56.3 57.4 57.5 48.1 Ever to date claims paid (millions) $— $0.4 $1.2 $3.4 $5.7 $12.3 $51.6 $993.1 $4,151.5 $1,998.0 $1,398.5 N.M. 14 Year of origination as displayed is determined by the calendar date the insurance was effective. Percentages based on remaining risk in force, including the percentage of risk in force delinquent. Other delinquency statistics are based on the number of remaining loans. (1) At time of origination

Flow Primary Risk in Force December 31, 2015 Static Pool Delinquency Rates Based on Loan Count 1H 2009 2H 2009 1H 2010 2H 2010 1.2% 1.0% 0.8% 0.6% 0.4% 0.2% 0.0% Q 1 Q 4 Q 7 Q 10 Q 13 Q 16 Q 19 Q 22 Q 25 Q 28 1H 2011 2H 2011 1H 2012 2H 2012 1H 2013 2H 2013 1H 2014 2H 2014 1H 2015 2H 2015 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% 0.00% Q 1 Q 2 Q 3 Q 4 Q 5 Q 6 Q 7 Q 8 Q 9 Q 10 Q 11 Q 12 Q 13 Q 14 Q 15 Q 16 Q 17 Q 18 Q 19 Q 20 1H 2007 2H 2007 1H 2008 2H 2008 18% 15% 12% 9% 6% 3% 0% Q 1 Q 6 Q 11 Q 16 Q 21 Q 26 Q 31 Q 36 Static Pool Delinquency Rates = (total number of delinquent loans at the end of the stated reporting period) / (original number of loans insured in the 6 month periods shown) 15